Exhibit 99.2

Goodrich Corporation First Quarter 2008 Results April 24, 2008

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 XWB and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F- 35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies and/or mergers in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's April 24, 2008 First Quarter 2008 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Financial and Operational Highlights

First Quarter 2008 Highlights Completed acquisition of TEAC Aerospace Holdings, a leading provider of airborne mission data Increased share repurchase program to $600 million, primarily to minimize dilution from share-based compensation plans Announced contracts to supply several advanced systems for use on the new Gulfstream G650 large business jet First quarter 2008 results, compared with first quarter 2007 Sales grew 13% - above market growth rates in all major market channels Segment OI margin increased from 14.9% to 17.3% Net income per diluted share of $1.24 - a 59% increase over first quarter 2007 Includes income of $0.03 per diluted share from discontinued operations

2008 Outlook Full Year 2008 Outlook Increased outlook for sales and net income per diluted share Sales outlook increased to $7.2 - $7.3 billion, from prior outlook of $7.1 - $7.2 billion Approximately 13 - 14% growth over 2007 results Outlook for net income per diluted share increased to $4.30 - $4.45, from prior outlook of $4.15 - $4.30 Approximately 14 - 18% growth over 2007 results Includes expected effective tax rate of 33 - 35%, and assumes reinstatement of R&D tax credit Net cash provided by operating activities, minus capital expenditures, expected to be greater than 75% of net income Capital expenditure outlook raised to $275 - $325 million, primarily due to: Purchase rather than lease equipment, Increased spending for low cost country manufacturing and MRO facilities, Acceleration of U.S. capital spending to take advantage of bonus depreciation as part of U.S. Government stimulus plan

Delivering Sustained Sales Growth and Margin Expansion Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 Q1 2008 East 4554 4765 4940 5103 5203 5368 5508 5578 5719 5879 6013 6219 6392 6591 Q4 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005 Q1 2006 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Q3 2007 Q4 2007 1Q 2008 East 0.0977 0.1045 0.1088 0.1112 0.1179 0.1181 0.1245 0.1311 0.135 0.1416 0.1467 0.1537 0.161 0.167 $M Sales (Trailing Four Qtrs.) Segment Operating Income Margins (Trailing Four Qtrs.)

Year-over-Year Financial Results

(Dollars in Millions, excluding EPS) 1st Qtr 2008 1st Qtr 2007 Change Sales $1,745 $1,546 13% Segment operating income $302 $230 31% - % of Sales 17.3% 14.9% +2.4% Income - Continuing Operations - Net Income $154 $158 $ 99 $100 55% 58% Diluted EPS - Continuing Operations - Net Income $1.21 $1.24 $0.78 $0.78 55% 59% First Quarter 2008 - Financial Summary Year-over-Year Performance

First Quarter 2008 Year-over-Year Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Net Income Net Income per Diluted Share First Quarter 2007 - Net Income $1,546 $99 $0.78 Increased overall volume, efficiency, mix, other $185 $44 $0.33 Contract accounting cumulative catch-up adjustments $12 $0.10 Foreign exchange translation costs $14 ($8) ($0.06) Stock-based compensation $5 $0.04 Corporate G&A and Other Income (Expense) $4 $0.03 Discontinued Operations $2 $0.02 First Quarter 2008 - Net Income $1,745 $158 $1.24

First Quarter 2008 Year-over-Year Segment Results 1st Quarter 2008 1st Quarter 2007 Change Change Dollars in Millions 1st Quarter 2008 1st Quarter 2007 $ % Sales Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Sales $682 $621 $442 $1,745 $567 $547 $432 $1,546 $115 $74 $10 $199 20% 13% 2% 13% Segment OI Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Total Segment OI $74 $179 $49 $302 $49 $126 $55 $230 $25 $53 ($6) $72 50% 42% (10%) 31% Segment Margin Actuation and Landing Systems Nacelles and Interior Systems Electronic Systems Overall Segment Margin 10.9% 28.8% 11.1% 17.3% 8.7% 23.0% 12.6% 14.9% N/A N/A N/A N/A +2.2% +5.8% (1.5%) +2.4%

Summary Cash Flow Information Item (Dollars in Millions) 1st Quarter 2008 1st Quarter 2007 Income from Continuing Operations $154 $99 Depreciation and Amortization $64 $60 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($73) ($100) Deferred income taxes and taxes payable $98 $42 Accrued expenses, other (including pension contributions) ($92) $27 Cash Flow from Operations $151 $128 Pension Contributions - worldwide ($9) ($11) Capital Expenditures ($54) ($36)

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Military aftermarket Milatary OE Other East 10 16 8 29 7 9 15 6 First Quarter 2008 Sales by Market Channel Total Sales $1.745 Billion Large Commercial Aircraft Aftermarket 29% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 10% Airbus Commercial OE 16% Defense & Space, OE & Aftermarket 24% Other 6% OE AM Balanced business mix; aftermarket represents 45% of total sales Regional, Business & Gen. Av. OE 8% Total Commercial Aftermarket 36% Total Commercial OE 34% Total Defense and Space 24%

Sales by Market Channel First Quarter 2008 Change Analysis Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons 1Q 2008 vs. 1Q 2007 1Q 2008 vs. 4Q 2007 Boeing and Airbus - OE Production Aircraft Deliveries 13% 6% Regional, Business & General Aviation - OE Aircraft Deliveries 23% 7% Aftermarket - Large Commercial, Regional, Business and GA ASMs, Age, Cycles, Fleet size 10% 11% Defense and Space - OE and Aftermarket US, UK Defense Budgets 13% (5%) Other IGT, Other 23% 1% Goodrich Total Sales 13% 5%

2008 Outlook

2008 Sales Expectations By Market Channel Full Year 2007 Sales Mix Market 2007 Goodrich Actual Growth 2008 Goodrich Expected Growth Market expectations - 2009 and beyond 10% 15% 25% Boeing OE Del. Airbus OE Del. Total (GR Weight) 8% ~20% Growth continues for 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak 8% Regional/Bus/GA OE (Weighted) 20% ~15% CF34-10 Engine Nacelles and tail cone on EMBRAER 190 support continued growth through the cycle 36% Aftermarket (Commercial/ Regional/Bus/GA) 16% ~8 - 11% Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate 25% Defense and Space OE and Aftermarket 7% ~9 - 11% OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth 6% Other 14% ~12% 100% Total 12% ~13 - 14%

Aerospace and Defense Themes Commercial Aircraft Original Equipment Production Record levels of new orders for commercial airplanes in 2007 Expect more orders than deliveries in 2008 - book-to-bill greater than 1 Manufacturers continue to raise production rates Strong orders for new models entering production, especially Boeing's 787 Dreamliner and Airbus A350 XWB Deliveries expected to increase through 2011 with slight drop in 2012 Continued strong demand for larger regional jets Commercial Aircraft Aftermarket Products and Services Worldwide growth in available seat miles supports demand for replacement parts and repair and overhaul services Expect 4 - 5 percent base volume growth over the long-term Consistent and predictable over the cycle Aging aircraft fleet drives additional growth for many popular models of aircraft Defense and Space Products and Services Strong demand for products supporting platforms Original equipment and aftermarket Good positions on newly funded platforms (e.g. Black Hawk helicopters, F-35) New opportunities for mission equipment and intelligence, surveillance and reconnaissance (ISR) products

Goodrich Content on Forecast In-Service Fleet 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 A/C with higher GR aftermarket 5014 5774 6408 6959 7526 8155 8940 9822 10859 11992 13172 14237 15052 15891 16927 18048 A/C with lower GR aftermarket 9651 9427 9111 8853 8648 8488 8091 7774 7426 7056 6661 6248 6131 6013 5884 5747 Source: Airline Monitor Goodrich has higher aftermarket content on airplanes least likely to be retired, expected to help continue above market growth rate for aftermarket sales Total Growth Rate 2008 - 2015 4% Growth Rate 2008 - 2015 8%

2008 Outlook P&L Summary ($M) Actual 2007 Estimate 2008 B/(W) Sales $6.4B $7.2-$7.3B ~13 - 14% EPS (Diluted) - Continuing Operations $3.88 $4.27-$4.42 +10-14% - Reported $3.78 $4.30-$4.45 +14-18% Net cash provided by operating activities, minus capital expenditures, as a percent of net income 64% >75% N/A Capital Expenditures $283 $275 - $325 $8 - ($42) Effective Tax Rate 31% 33 - 35% +2 - 4% Strong Sales and EPS growth and improved cash flow